UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 9, 2013

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1097 (Commission File No.)	31-0455440 (IRS Employer Identification Number)

600 Albany Street, Dayton, Ohio	45417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 221-1000

N/A

(Former name or former address, if changed since last report)

Item 8.01  Other Events

On May 9, 2013, The Standard Register Company issued a press release announcing the effectiveness of the 1-for-5 reverse stock split approved at the annual meeting of shareholders held April 25, 2013.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

99.1

Press Release dated May 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT	THE STANDARD REGISTER COMPANY

Date: May 9, 2013	By: /s/Gerard D. Sowar
Gerard D. Sowar, Vice President, General Counsel and Secretary